UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Ave., Suite 500

New York, NY 10151

 (Address of principal executive offices)(Zip code)

John E. Deysher

745 Fifth Ave., Suite 500

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 725-0805

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL SHAREHOLDER REPORT

June 30, 2026 (Unaudited)

PINNACLE VALUE FUND

PVFIX

ADDITIONAL INFORMATION

This Semi-Annual Shareholder Report contains important information about the Pinnacle Value Fund - PVFIX for Jan. 1, 2026 to June 30, 2026.

You can find additional information at www.pinnaclevaluefund.com or by calling (877) 369-3705 X111.

expense Information

What were the Fund costs for the past six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Pinnacle Value Fund	$65	1.24%

*Annualized

management’s discussion of fund performance

Our Fund’s NAV rose 11.2% in the first six months, well behind the benchmark R2000 which rose 22.6%. While our stock selections generally did well, our performance was impacted by the absence of momentum, AI or tech stocks which lead the market to new highs. We were also limited by our large cash balance which is earning 3.5% in a government money market fund. Adjusted for cash, our stock performance was closer to the R2000 benchmark. We are optimistic that our portfolio is well positioned for the future.

As shown on the next page, contributors to performance outweighed detractors. Our results were helped significantly by machine tool maker Hurco which showed much improved results and a growing order book. Electronic component maker Diodes also showed strong results benefitting from automotive, industrial and server related applications. Unifi’s cost reduction efforts are finally paying off leading to diminished losses and hopefully higher profits. Ingles Markets saw the election of an activist shareholder to its board which may help unlock shareholder value. Heartland Express results benefitted from higher trucking freight rates and debt paydown.

Major detractors to performance included San Juan Basin Royalty Trust and PetMed Express. San Juan is a New Mexico based oil & gas royalty trust where results were hurt by low natural gas prices due to limited pipeline capacity. New pipeline capacity is currently being built. PetMed Express is a struggling online pet pharmacy where poor operating fundamentals overshadow an asset rich balance sheet including real estate holdings in Delray Beach Florida.

As the market rose, we did more selling than buying. We trimmed Bristow, Diodes, Dorian LPG, Seaboard and Weyco on valuations, all were sold for long term capital gains. Gulf Island Fabrication was acquired in January by a strategic buyer at $12/sh. cash (average cost $3.88). In May, Tri Point Homes was acquired by a strategic buyer for $47/sh. cash (average cost $15.24). Much of the proceeds went to cash but we took advantage of price weakness to add to PetMed Express, San Juan Royalty Trust and Shoe Station.

Outlook & Current Positioning

US equities remain near all-time highs, risk premiums are minimal and strong corporate earnings are supporting (for now) robust equity valuations. AI-fueled exuberance continued through most of the first half and will likely lead to mega IPOs of Anthropic and Open AI. There appears to be no fear in today’s market as evidenced by margin debt at record levels, aggressive equity trades (often in meme stocks), esoteric ETFs and robust option and prediction market trading. The Iran war has had minimal impact on the markets but the ultimate impact remains unclear.

All this has led to an increasingly frothy market where complacency runs high on the belief that markets only go one way, up. Market sentiment is dominated by FOMO (fear or missing out), BTD (buy the dip) and YOLO (you only live once). Rarely heard are the terms “margin of safety” or “capital preservation” or “risk minimization”.

Against this backdrop we are concerned about persistent above-target inflation, massive deficits driving up U.S. debt and consumer sentiment near record lows. Higher gasoline and grocery prices are leaving consumers stretched while rising credit card and auto loan delinquency rates indicate trouble in credit land. The new Fed Chairman is an inflation hawk and may be less likely to cut interest rates soon. To add more uncertainty, November’s midterm elections could see the Republicans lose control of Congress which may stall their pro-market agenda.

While our crystal ball is no better than others, we believe inflation and interest rates will remain higher for longer than people think. We feel most optimistic scenarios are already priced into the market with no room for error. So, we’ll stay conservative, let valuations be our guide and be attentive to any market dislocations. We continue to seek targets with strong balance sheets, viable business models and capable management selling at reasonable valuations.

Please be advised that we will most likely make a distribution of net realized capital gains in December most of which we expect to be long-term. We’ll post an estimate in late November on our website for your tax planning.

By now you should have received your June statement. Should you have any questions about your account or the Fund, don’t hesitate to call or write. We are positioned to invest our cash as opportunities appear and are searching diligently for situations where good things are happening below the surface. Your portfolio manager remains a major Fund shareholder.

John E. Deysher                                                            Pinnacle Value Fund

President & Portfolio Manager

745 Fifth Ave.- 500

New York, NY 10151

212-725-0805

Performance graph

AVERAGE ANNUAL RETURNS

	One Year	Five Year	Ten Year
Pinnacle Value Fund	20.58%	9.84%	7.68%
Russell 2000 Index	40.78%	6.99%	11.63%

Cumulative Performance Comparison of $10,000 Investment

Pinnacle Value Fund $20,974
Russell 2000 Index $30,033
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
6/30/2016
12/31/2016
6/30/2017
12/31/2017
6/30/2018
12/31/2018
6/30/2019
12/31/2019
6/30/2020
12/31/2020
6/30/2021
12/31/2021
6/30/2022
12/31/2022
6/30/2023
12/31/2023
6/30/2024
12/31/2024
6/30/2025
12/31/2025
6/30/2026

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares held in taxable accounts. Updated performance data current to the most recent month-end can be obtained by visiting www.pinnaclevaluefund.com.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$38,764,768	38	5.84%	$177,083

TOP 10 POSITIONS	% net assets
1.Hurco Cos.- machine tool maker w/ worldwide distribution	6.3
2. Ingles Markets- regional supermarket chain	4.3
3 Unifi- texturized nylon/polyester yarn used in fabric production	4.1
4. First Acceptance- nonstandard auto insurer	3.2
5. Weyco Group- wholesale & retail men’s shoes	2.9
6. Culp- fabrics for furniture & mattress coverings	2.9
7. Seacor Marine- offshore supply vessels	2.8
8. Shoe Station- retail shoe store	2.7
9. Aersale- aviation services	2.2
10. San Juan Royalty Trust- oil & gas royalty trust	2.1
Total	33.5%

YTD TOP 5 Contributors (includes dividends)
1.Hurco	2.1%
2.Diodes	1.2
3.Unifi	1.2
4. Ingles Markets	1.0
5. Heartland Express	0.8%

YTD TOP 5 Detractors (includes dividends)
1.San Juan Royalty Trust	-1.1%
2. PetMed Express	-0.8
3. Culp	-0.4
4. Shoe Station	-0.3
5. Aersale	-0.3%

SECURITY CLASSIFICATIONS
Government Money Market Funds	44.4%
Consumer Goods & Services	13.9
Industrial Good & Services	9.7
Energy	9.1
Transportation	7.5
Apparel & Textiles	7.4
Banks & Thrifts	3.8
Insurance	3.2
Technology	1.0

Total	100.0%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact Pinnacle Value Fund at 877-369-3705 X111, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.

For more information about the Fund; including the prospectus, financial information, holdings and proxy information, see www.pinnaclevaluefund.com or call 877-369-3705 X111.

Item 2. Code of Ethics.

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert. Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Schedule is included under Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

SEMI-ANNUAL FINANCIAL STATEMENTS

June 30, 2026

(UNAUDITED)

www.pinnaclevaluefund.com

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

			Schedule of Investments
		June 30, 2026 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Net Assets

COMMON STOCKS

Apparel & Textiles - 7.42%
61,442	Crown Crafts, Inc.	$ 292,642	$ 174,495
359,409	Culp, Inc. *	1,764,179	1,114,168
331,407	Unifi, Inc. *	1,894,541	1,574,183
		3,951,362	2,862,846	7.39%

Banks & Thrifts - 3.21%
11,007	Hope Bancorp, Inc.	39,801	150,576
33,191	OP Bancorp	256,436	497,533
25,757	PCB Bancorp	317,122	730,726
		613,359	1,378,835	3.55%
Chemicals - 0.71%
1,628	Innospec, Inc.	138,626	132,503
400	Luxfer Holding PLC (United Kingdom)	4,843	7,216
2,723	Stepan Co.	140,774	151,725
		284,243	291,444	0.75%
Energy - 9.55%
17,264	Bristow Group, Inc.	202,059	713,348
12,570	Dorian LPG Ltd.	67,157	437,185
618	Mexico Energy Corp.	4,663	4,622
5,441	Sabine Royalty Trust	310,983	398,281
257,300	San Juan Royalty Trust	1,239,749	825,933
139,801	Seacor Marine Holdings, Inc. *	691,914	1,069,478
2,000	Seadrill Ltd. *	38,593	75,640
		2,555,118	3,524,487	9.09%
Furniture & Fixtures - 1.39%
5,053	Ethan Allen Interiors, Inc.	51,290	112,884
29,537	Hooker Furnishings Corp.	365,846	526,645
		417,136	639,529	1.65%
Industrial Metals - 1.97%
11,112	Friedman Industries, Inc.	50,090	357,584
14,841	Omega Flex, Inc.	503,659	465,859
1,000	SIFCO Industries, Inc. *	6,212	23,400
		559,961	846,843	2.18%
Insurance - 2.72%
230,498	First Acceptance Corp. *	205,039	1,240,079	3.20%

Power Equipment - 4.73%
6,183	AstroNova, Inc. *	52,315	176,030
106,572	Hurco Cos., Inc. *	2,207,308	2,439,966
		2,259,623	2,615,996	6.75%
Retail - 12.06%
18,724	Ingles Markets, Inc. Class A	1,256,504	1,658,572
311,381	PetMed Express, Inc. *	733,467	597,851
70,451	Shoe Station Group, Inc.	1,267,035	1,044,788
7,129	The Buckle, Inc.	94,416	300,844
28,845	Weyco Group, Inc.	626,168	1,134,474
		3,977,590	4,736,529	12.22%
Technology - 3.35%
3,216	Diodes, Inc. *	115,228	351,959
8,133	Ultralife Corp. *	33,916	51,400
		149,144	403,359	1.04%
Transportation - 10.57%
133,505	AerSale Corp. *	671,024	843,752
51,013	Heartland Express, Inc.	571,319	776,418
1,000	Marten Transport, Ltd.	9,740	17,350
108	Seaboard Corp.	266,844	482,148
99,104	StealthGas, Inc. *	265,707	782,922
		1,784,634	2,902,590	7.49%

Total for Common Stock		$16,757,209	$ 21,442,537	55.31%

Closed-End & Exchange Traded Funds
4,378	Barings Participation Investor	56,770	73,726

Total for Closed-End & Exchange Traded Funds		$ 56,770	$ 73,726	0.19%

SHORT TERM INVESTMENTS
Money Market Fund
17,221,681	Federated Government Obligations Fund Institutional Class 3.49% **	17,221,681	17,221,681

Total for Short Term Investments		$17,221,681	$ 17,221,681	44.43%

	Total Investments	$34,035,660	$ 38,737,944	99.93%

	Other assets less liabilities, net		26,824	0.07%

	Net Assets		$ 38,764,768	100.00%

* Non-Income producing securities.
** Variable rate security; the money market rate shown represents the yield at June 30, 2026.
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2026 (Unaudited)

Assets:
Investment Securities at Market Value	$ 38,737,944
(Identified Cost $34,035,660)
Receivables:
Dividends and Interest	63,655
Prepaid Expenses	13,688
Portfolio Securities Sold	3,276
Shareholder Subscriptions	220,153
Total Assets	39,038,716
Liabilities:
Payable to Advisor	176,040
Accrued Expenses	8,329
Portfolio Securities Purchased	89,579
Total Liabilities	273,948
Net Assets	$ 38,764,768

Net Assets Consist of:
Paid-In Capital	$ 28,225,445
Distributable Earnings	10,539,323
Net Assets	$ 38,764,768
Net Asset Value and Redemption Price
Per Share ($38,764,768/2,188,914 shares outstanding), no par value, unlimited
shares authorized	$ 17.71

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2026 (Unaudited)

Investment Income:
Dividends	$ 172,505
Interest	279,246
Total Investment Income	451,751
Expenses:
Investment Advisor Fees (Note 3)	231,657
Transfer Agent & Fund Accounting Fees	20,884
Insurance Fees	7,956
Audit Fees	7,510
Trustee Fees	4,773
Custodial Fees	3,005
Registration Fees	3,476
Miscellaneous Fees	2,882
Legal Fees	1,491
Printing & Mailing Fees	744
Total Expenses	284,378
Advisory Fees Waived by Advisor	(54,574)
Net Expenses	229,804

Net Investment Income	221,947

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	4,878,720
Change in Unrealized Appreciation on Investments	(1,171,632)
Net Realized and Unrealized Gain on Investments	3,707,088

Net Increase in Net Assets from Operations	$ 3,929,035

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets
	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2026	12/31/2025
From Operations:
Net Investment Income	$ 221,947	$ 435,618
Net Realized Gain on Investments	4,878,720	2,825,447
Net Change In Unrealized Appreciation	(1,171,632)	(1,240,770)
Net Increase in Net Assets from Operations	3,929,035	2,020,295

From Distributions to Shareholders:
Distributions	-	(3,153,873)
Total Distributions to Shareholders	-	(3,153,873)

From Capital Share Transactions:
Proceeds From Sale of Shares (a)	424,097	1,633,481
Shares issued in Reinvestment of Dividends	-	2,956,415
Cost of Shares Redeemed	(1,357,564)	(4,083,408)
Net Increase (Decrease) from Shareholder Activity	(933,467)	506,488

Net Increase (Decrease) in Net Assets	2,995,568	(627,090)

Net Assets at Beginning of Year/Period	35,769,200	36,396,290
Net Assets at End of Year/Period	$ 38,764,768	$ 35,769,200

Share Transactions:
Issued	24,351	95,761
Reinvested	-	183,628
Redeemed	(80,714)	(248,107)
Net Increase in shares	(56,363)	31,282
Shares outstanding Beginning of Year/Period	2,245,277	2,213,995
Shares outstanding End of Year/Period	2,188,914	2,245,277

(a) Includes Redemption Fees of $0 for the six months ended June 30, 2026 and $498 for the year ended December 31, 2025.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout each year/period.	(Unaudited)
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	6/30/2026		12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Net Asset Value -
Beginning of Year/Period	$ 15.93		$ 16.44	$ 16.89	$ 14.33	$ 15.65	$ 14.76
Net Investment Income *	0.10		0.21	0.35	0.32	0.17	0.19
Net Gains or Losses on Securities
(realized and unrealized)	1.68		0.79	1.46	3.27	0.01	1.90
Total from Investment Operations	1.78		1.00	1.81	3.59	0.18	2.09

Distributions from Net Investment Income	-		(0.21)	(0.36)	(0.32)	(0.16)	(0.36)
Distributions from Capital Gains	-		(1.30)	(1.90)	(0.71)	(1.34)	(0.84)
Total Distributions	-		(1.51)	(2.26)	(1.03)	(1.50)	(1.20)

Paid-in Capital from Redemption Fees (Note 2) (c)	-		-	-	-	-	-

Net Asset Value -
End of Year/Period	$ 17.71		$ 15.93	$ 16.44	$ 16.89	$ 14.33	$ 15.65

Total Return	11.17%	(b)	5.95%	10.70%	25.37%	1.14%	14.31%

Ratios/Supplemental Data
Net Assets - End of Year/Period (Thousands)	$ 38,765		$ 35,769	$ 36,396	$ 34,513	$ 29,281	$ 32,107

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.53%	(a)	1.57%	1.55%	1.58%	1.60%	1.56%
Ratio of Net Income to Average Net Assets	0.93%	(a)	0.93%	1.67%	1.69%	0.75%	0.80%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.24%	(a)	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of Net Income to Average Net Assets	1.20%	(a)	1.26%	1.97%	2.03%	1.10%	1.12%

Portfolio Turnover Rate	5.84%	(b)	24.00%	21.72%	22.90%	39.67%	7.48%

(a) Annualized, excludes acquired fund fees and expenses.
(b) Not Annualized.
* Per share net investment Income (loss) determined on average shares outstanding during year.
(c) Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Pinnacle Value Fund

Bertolet Capital Trust

Notes to Financial Statements

JUNE 30, 2026 (UNAUDITED)

1.)	ORGANIZATION:

Pinnacle Value Fund (“Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares. Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long-term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)	Significant Accounting Policies

Security Valuation:

The Fund will primarily invest in equities and convertible securities. Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value. A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks. Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at June 30, 2026:

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 21,442,537	$ -	$ -	$ 21,442,537
Closed-end & Exchange Traded Funds	73,726	-	-	73,726
Money Market Funds	17,221,681	-	-	17,221,681
Investments at Market	$ 38,737,944	$ -	$ -	$ 38,737,944

(a) See Schedule of Investments for industry breakout.

There were no transfers between levels at period end. The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the six months ended June 30, 2026. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the six months ended June 30, 2026, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At June 30, 2026 the Fund held approximately 44% of net assets in the Federated Government Obligations Fund Institutional Class.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

Income Taxes:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short-term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2026 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. There were $0 in early redemption fees for the six months ended June 30, 2026, and $498 in early redemption fees for the year ended December 31, 2025.

3.)	Investment Advisory Agreement

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser). Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets up to $300 million, and an annual rate of 1% of the Fund’s average daily net assets thereafter. For the six months ended June 30, 2026, Adviser earned $231,657 in fees which are paid yearly. For the six months ended June 30, 2026, the Adviser waived $54,574 in advisory fees.

A Fund officer and trustee is also an officer and trustee of the Adviser. Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.24%, of average daily net assets through April 30, 2027.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund. Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation. Adviser is entitled to recoup $108,089 through December 31, 2026, $109,853 through December 31, 2027. and $112,049 through December 31, 2028.

4.)	SEGMENT REPORTING

The Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of operations, and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight, the Adviser is deemed to be the Chief Operating Decision Maker.

5.)	Purchases and Sales of Securities

For the six months ended June 30, 2026, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $1,264,454 and $8,358,481, respectively.

6.)	FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2025. Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of wash losses.

For the six months ended June 30, 2026, the Fund did not pay a distribution. For the year ended December 31, 2025 the Fund paid an ordinary income distribution of $0.21 per share, short-term capital gain of $0.07 per share, and a long-term capital gain of $1.23 per share.

The tax nature of distributions paid during the year ended December 31, 2025, and 2024, were as follows:

	2026	2025
Ordinary Income	$0	$582,914
Long Term Capital Gain	$0	$2,570,959
	$0	$3,153,873

At December 31, 2025, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 30,129,726

Gross tax unrealized appreciation	$ 6,488,958
Gross tax unrealized depreciation	(653,794)
Net tax unrealized appreciation	5,835,164
Undistributed ordinary income	5,807
Accumulated capital and other gains - net	769,317
Total Distributable Earnings	$ 6,610,288

At December 31, 2025, the Fund had no capital loss carryforwards. At December 31, 2025, the Fund had no post-October losses.

7.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; management considers the risk of loss from such claims to be remote.

8.) NEW ACCOUNTING PRONOUNCEMENTS

In December 2023, the FASB issued Accounting Standards Update 2023-09 ("ASU 2023-09"), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which enhances the transparency and decision usefulness of income tax disclosures. The amendments are effective for annual periods beginning after December 15, 2024. The Fund has adopted ASU 2023-09, which did not have a material impact on the Fund's financial statements or disclosures.

9.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 13. Portfolio Managers of Closed-End Funds.  Not applicable.

Item 14. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 16. Controls and Procedures.

(a)       Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)       Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.  Exhibits.

(a)(1) EX-99.CODE ETH.   Previously filed.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date September 7, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date September 7, 2026